                                                                   EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statements No. 333-11481 and No. 333-11483 of Sound Source Interactive, Inc. on Form S-8 of our report dated September 11, 1998, appearing in this Annual Report on Form 10-KSB of Sound Source Interactive, Inc. for the year ended June 30, 1998.

                                          /s/ Deloitte & Touche LLP
                                          _____________________________________
                                              Deloitte & Touche LLP

Los Angeles, California
September 24, 1998